UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2007

Power3 Medical Products, Inc.
(Exact name of registrant as specified in its charter)

New York	0-24921	65-0565144
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3400 Research Forest Drive, Suite B2-3
The Woodlands, Texas  77381
(Address of principal executive offices and zip code)

(281) 466-1600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On March 29, 2007, Power3 Medical Products, Inc. (“the Company”) filed a Form 12b-25 with the Securities and Exchange Commission extending the deadline for filing its Form 10-KSB until April 17, 2007. Although the Company has completed its audit for the year ended December 31, 2006, the Company will not be able to timely file its Form 10-KSB for the year ended December 31, 2006, by April 17, 2007, as it has not acquired the consent of its previous auditors to use their audit for the year ended December 31, 2005 in its Form 10-KSB for 2006.

John A. Braden and Company P.C. audited the financial statements of the Company for the years ending December 31, 2004 and 2005 and had previously issued its audit opinion in the Company’s Form 10-KSB, filed for the year ended December 31, 2005. However John A. Braden and Company P.C. has refused to give the Company its consent to the inclusion, in the Company’s Annual Report on Form 10-KSB for 2006, of its audit opinion on the financial statements of the Company for the year ended December 31, 2005. It is the Company’s understanding that such refusal is based on a claim of unpaid invoices. It is the Company’s position that numerous billing irregularities existed in the invoices it received from John A. Braden and Company P.C. and that until these billing irregularities are resolved, the Company is unwilling to pay certain unpaid invoices.

Except as noted in the following sentence, the audit reports of John A. Braden and Company P.C. on the financial statements of Power3, as of December 31, 2004 and 2005, did not contain any adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope or accounting principles. In its audit report dated April 14, 2006, as included in Power3’s 10-KSB for the year ended December 31, 2005, John A. Braden and Company included an explanatory paragraph that described an uncertainty about the Company’s ability to continue as a going concern.

John A. Braden and Company P.C. was the auditor for Power3 through the end of calendar year 2006, and Power3 knows of no disagreements as to any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to John A. Braden and Company’s satisfaction, would have caused John A. Braden and Company P.C. to withhold their consent to use its 2005 audit letter or to make reference to the subject matter of any disagreement in connection with its reports.

On March 8, 2007, and as reported in the Company’s 8-K filed on March 14, 2007, the Company terminated its relationship with John A. Braden and Company P.C. as its independent public accounting firm and retained Malone and Bailey PC as the Company’s independent public accounting firm. As a result of John A. Braden and Company P.C.’s refusal to allow the Company to use its 2005 audit letter in the filing of its Annual Report on Form 10-KSB for the year ended December 31, 2006, the Company has now retained Malone and Bailey P.C. to conduct an audit of its financial statements for the year ended December 31, 2005. Prior to this action, the Company had not discussed its 2005 financial activities with Malone and Bailey PC and no matters had been agreed to between Malone and Bailey PC and the Company as to any filings or actions regarding its financial statements for the year ended December 31, 2005.

The Company intends to file its Form 10-KSB for the year ended December 31, 2006, as soon as possible.

The Company’s press release dated April 17, 2007 concerning these matters is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

Exhibit
Number	Description of Exhibits

99.1	Press Release dated April 17, 2007

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Power3 Medical Products, Inc.

By:	/s/ Steven B. Rash
Steven B. Rash
Chairman and CEO

Date: April 18, 2007